AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON January 9, 2004


                                                     REGISTRATION NO. 333-103743
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                   FORM F-4MEF
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                  GENTERRA INC.
                 (a company to be formed by the amalgamation of
                                 MIRTRONICS INC.
                                       and
                        GENTERRA INVESTMENT CORPORATION)

             (Exact name of Registrant as specified in its charter)


                                     ONTARIO
      (State or other jurisdiction of incorporation or organization)

                                      3312
            (Primary Standard Industrial Classification Code Number)

                                       N/A
                         (I.R.S. Employer Identification No. )

                                 106 AVENUE ROAD
                                TORONTO, ONTARIO
                                 M5R 2H3 CANADA
                                 (416) 920-0500
                         (Address, including zip code,
                   and telephone number, including area code, of
                        registrant's principal executive
                                    offices)

                          Dolgenos Newman & Cronin LLP
                           96 Spring Street, 8th Floor
                               New York, NY 10012
                                 (212) 925-2800
                  ---------------------------------------------
            (Name, address, including zip code, and telephone number
                   including area code, of agent for service)

                          COPIES OF COMMUNICATIONS TO:

          IRWIN SINGER                             DENNIS P. MCCONNELL, ESQ.
          BARRISTER & SOLICITOR                    DOLGENOS NEWMAN & CRONIN LLP
          24 HAZELTON AVENUE                       96 SPRING STREET
          TORONTO, ONTARIO M5R-2E2                 NEW YORK, NEW YORK 10012



     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement and the conditions to the consummation of the amalgamation described herein have been satisfied or waived.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective
registration statement for the same offering. [X]   REGISTRATION NO. 333-103743

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

                         CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------
                                         PROPOSED MAXIMUM     PROPOSED MAXIMUM
        TITLE OF EACH CLASS OF              AMOUNT TO BE      AGGREGATE OFFERING   AGGREGATE OFFERING     AMOUNT OF
      SECURITIES TO BE REGISTERED          REGISTERED(1)      PRICE PER UNIT(2)         PRICE(2)      REGISTRATION FEE
------------------------------------------------------------------------------------------------------------------
Class A Shares......................       202,858            US$0.136                US$   27,588        US$ 3.00

TOTAL REGISTRATION FEE                                                                                    US$ 3.00
------------------------------------------------------------------------------------------------------------------

(1) Based upon an assumed maximum number of shares that may be issued in the Amalgamation described herein.

(2) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(f)(2) under the Securities Act of 1933, as amended, on the basis of the book value of the securities to be cancelled in connection with the Amalgamation described herein.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

-------------------------------------------------------------------------------
THE  CONTENTS  OF THE  REGISTRATION  STATEMENT  ON FORM  F-4 OF  GENTERRA  INC.,
REGISTRATION   NO.   333-103743,   ARE   INCORPORATED   HEREIN   BY   REFERENCE.
-------------------------------------------------------------------------------

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, Province of Ontario, Canada, on the 9th day of January 2004.

                                  MIRTRONICS INC.

                                  By:     /s/ MARK I. LITWIN
                                    By Stan Abramowitz, attorney in fact
                                    ------------------------------------
                                             Mark I. Litwin,
                                               President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURE                              TITLE                      DATE
       ---------                              -----                      ----

 /s/ MARK I. LITWIN            President, Chief Executive      January 9, 2004
By Stan Abramowitz, attorney  Officer and Director (Principal
 in fact                       Executive Officer)
-------------------------
    Mark I. Litwin


/s/ STAN ABRAMOWITZ             Chief Financial Officer       January 9, 2004
-------------------------       (Principal Financial Officer
    Stan Abramowitz           and Principal Accounting Officer)


/s/ FRED A LITWIN                           Director          January 9, 2004
By Stan Abramowitz, attorney in fact
-------------------------
  Fred A. Litwin


/s/ HENRY SCHNURBACH                        Director          January 9, 2004
By Stan Abramowitz, attorney in fact
-------------------------
  Henry Schnurbach


/s/ MORTON LITWIN                           Director          January 9, 2004
By Stan Abramowitz, attorney in fact
-------------------------
  Morton Litwin


/s/ IRWIN SINGER                            Director          January 9, 2004
By Stan Abramowitz, attorney in fact
-------------------------
  Irwin Singer


/s/ ALAN KORNBLUM                            Director        January 9, 2004
By Stan Abramowitz, attorney in fact
-------------------------
  Alan Kornblum

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toronto, Province of Ontario, Canada, on the 9th day of January 2004.

                                     GENTERRA INVESTMENT CORPORATION

                                     By:     /s/ MARK I. LITWIN
                                       By Stan Abramowitz, attorney in fact
                                       ------------------------------------
                                                Mark I. Litwin,
                                                  President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
registration statement has been signed by the following persons in the capacities and on the dates indicated.

 SIGNATURE                            TITLE                         DATE
---------                            -----                          ----

 /s/ MARK I. LITWIN          President, Chief Executive       January 9, 2004
By Stan Abramowitz, attorney Officer and Director (Principal
 in fact                      Executive Officer)
-----------------------
   Mark I. Litwin


/s/ STAN ABRAMOWITZ          Chief Financial Officer          January 9, 2004
-----------------------      (Principal Financial Officer
   Stan Abramowitz           and Principal Accounting Officer)



/s/ MORTON LITWIN                         Director            January 9, 2004
By Stan Abramowitz, attorney in fact
-----------------------
 Morton Litwin


/s/ IRWIN SINGER                          Director            January 9, 2004
By Stan Abramowitz, attorney in fact
-----------------------
 Irwin Singer


/s/ ALAN KORNBLUM                          Director           January 9, 2004
By Stan Abramowitz, attorney in fact
-----------------------
 Alan Kornblum

Signatures

Dolgenos Newman & Cronin LLP
(Authorized representative in the United States for Mirtronics Inc. and Genterra
Investment Corporation)


By: /s/DENNIS P. MCCONNELL
Dennis P. McConnell, Member

January 9, 2004

                                        LIST OF EXHIBITS

          EXHIBIT
          NUMBER                                   DESCRIPTION                           PAGE
         ---------                                 -----------                           ----
          2.1        --    Amalgamation Agreement dated as of January 20, 2003
                             between Genterra Investment Corporation and Mirtronics Inc.(with exhibits)****
          3.1(i)     --    Articles of Amalgamation of Genterra Inc. */*
          3.1(ii)    --    By-Laws of Genterra Inc */*
          3.2(i)     --    Articles of Amalgamation dated October 4, 1988 between International Mirtone Inc.
                          and Ianjoy Investments Inc.*
          3.2(ii)    --    Articles of Amendment of International Mirtone Inc. dated February 21, 1990**
          3.2(iii)   --    Articles of Amendment of Mirtronics Inc. dated May 15, 1997**
          3.3(i)     --    Articles of Amalgamation dated April 30, 1999 between Genterra Investment
                            Corporation and Unavest Capital Corp**
          3.3(ii)    --    Articles of Amendment of Genterra Investment Corporation dated June 26, 2000**
      #   5          --    Opinion of Dolgenos Newman & Cronin LLP
      #   5(i)       --    Opinion of Irwin Singer
          8          --    Opinion of KRAFT, BERGER, GRILL, SCHWARTZ, COHEN & MARCH LLP */*
          10(i)      --    140 Wendell 1st Mortgage dated January 2, 1975 Canada Life**
         10(ii)      --    140 Wendell 2nd Mortgage dated January 2, 1975 Royal Bank**
         10(iii)     --    Mortgage on Glendale dated December 18, 1996 Laurentian Bank of Canada**
         10(iv)      --    Genterra Investment Corporation Mortgage to Rallets Realty dated November 15, 1997**
         10(v)       --    Genterra Investment Corporation Loan to Aldergreen Estates dated July 20, 1998**
         10(vi)      --    Genterra Investment Corporation Loan to Rallets Realty dated June 17, 1999**
         21          --    Subsidiaries of Genterra Inc.*
      #  23(i)       --    Consent of KRAFT, BERGER, GRILL, SCHWARTZ, COHEN & MARCH LLP (Toronto, Ontario)
      #  23(ii)      --    Consent of Dolgenos Newman & Cronin LLP (contained in Exhibit 5)******
      #  23(iii)     --    Consent of Corporate Valuation Services to the inclusion of, and references to, its opinion and report ******
      #  23(iv)      --    Consent of Irwin Singer to the inclusion of, and references to, his opinion ******
         24          --    Power of Attorney*


         ---------

          #    Include herewith

          */* Reference is made to the correspondingly numbered Exhibit to the Company's Registration Statement on Form F-4/A, Registration No. 333-103743 filed with the Commission on December 30, 2003, which is incorporated herein by reference.

         * Reference is made to the correspondingly numbered Exhibit to the Company's Registration Statement on Form F-4, Registration No. 333-103743 filed with the Commission on March 11, 2003, which is incorporated herein by reference.

         ** Reference is made to the correspondingly numbered Exhibit to the Company's Registration Statement on Form F-4/A Registration No. 333-103743 filed with the Commission on April 2, 2003, which is incorporated herein by reference.

         *** Reference is made to the correspondingly numbered Exhibit to the Company's Registration Statement on Form F-4/A Registration No. 333-103743 filed with the Commission on June 17, 2003, which is incorporated herein by reference.

         **** Reference is made to the correspondingly numbered Exhibit to the Company's Registration Statement on Form F-4/A Registration No. 333-103743 filed with the Commission on August 26, 2003, which is incorporated herein by reference.

        ***** Reference is made to the correspondingly numbered Exhibit to the Company's Registration Statement on Form F-4/A Registration No. 333-103743 filed with the Commission on Octocer 3, 2003, which is incorporated herein by reference.

        ****** Reference is made to the correspondingly numbered Exhibit to the Company's Registration Statement on Form F-4/A Registration No. 333-103743 filed with the Commission on December 11, 2003, which is incorporated herein by reference.

     Copies of the exhibits filed with this Registration Statement on Form F-4 do not accompany copies hereof for distribution to shareholders of Mirtronics Inc. Genterra Inc. will furnish a copy of any such exhibits to any shareholder requesting the same.